UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     October 18, 2006

  First Horizon National Corporation
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-15185	62-0803242
(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue Memphis,TN	38103
(Address of Principal Executive Offices)	(Zip Code)

(901) 523-4444
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation's earnings release for the quarter ended September 30, 2006, which was issued October 18, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon National Corporation’s (“Corporation”) previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #  Description

99.1	Earnings Release for Quarter Ended 9/30/06

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION
Date: October 18, 2006	By:	/s/ Marlin L. Mosby, III Name: Marlin L. Mosby, III Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Item 2.02, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of the Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #  Description

99.1	Earnings Release for Quarter Ended 9/30/06

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